UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

NEW YORK CITY REIT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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650 Fifth Avenue, 30th Floor
New York, New York 10019
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 11, 2021
March 30, 2021
To the Stockholders of New York City REIT, Inc.:
I am pleased to invite our stockholders to the 2021 Annual Meeting of Stockholders (“Annual Meeting”) of New York City REIT, Inc., a Maryland corporation (the “Company”). The Annual Meeting will be held on Tuesday, May 11, 2021. The Annual Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live webcast. You will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting via the live webcast by visiting www.virtualshareholdermeeting.com/NYC2021.
At the Annual Meeting, you will be asked to consider and vote upon (1) the election of one member of the Board of Directors to serve until the 2024 annual meeting of stockholders (the “2024 Annual Meeting”) and until her successor is duly elected and qualifies, (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, and (3) the transaction of such other matters as may properly come before the Annual Meeting and any postponement or adjournment thereof. Our Board of Directors has fixed the close of business on March 15, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Record holders of shares of the Company’s Class A common stock, par value $0.01 per share, and Class B common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.
For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. The Company makes proxy materials available to its stockholders on the Internet. The Company is relying on Securities and Exchange Commission rules that allow the Company to furnish proxy materials to you via the Internet. Unless you have already requested to receive a printed set of proxy materials, you will receive a Notice Regarding the Internet Availability of Proxy Materials. This Notice contains instructions on how to access proxy materials and authorize a proxy to vote your shares via the Internet or, if you prefer, to request a printed set of proxy materials at no additional cost to you.
You can access proxy materials at www.proxyvote.com/NYC. You also may authorize your proxy via the Internet or by telephone by following the instructions on that website. In order to authorize your proxy via the Internet or by telephone, and to be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/NYC2021, you must have the control number that appears on the materials sent to you. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Your attendance alone, without voting, will not be sufficient to revoke a previously authorized proxy.
You are cordially invited to attend the Annual Meeting. Regardless of whether you own a few or many shares and whether you plan to attend the Annual Meeting in person via webcast or not, it is important that your shares be voted on matters that come before the Annual Meeting. Your vote is important.
By Order of the Board of Directors,
/s/ Edward M. Weil, Jr.

Edward M. Weil, Jr.
Executive Chairman, Chief Executive Officer,
President and Secretary

NEW YORK CITY REIT, INC.

i

650 Fifth Avenue, 30th Floor
New York, New York 10019
PROXY STATEMENT
The accompanying proxy is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of New York City REIT, Inc., a Maryland corporation (the “Company”), for use at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) and at any postponement or adjournment thereof, and is provided together with this proxy statement (this “Proxy Statement”) and our Annual Report on Form 10-K for the year ended December 31, 2020 (our “2020 10-K”). References in this Proxy Statement to “we,” “us,” “our,” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 650 Fifth Avenue, 30th Floor, New York, New York 10019. This Proxy Statement, the proxy card, the Notice of Annual Meeting and our 2020 10-K have been made available to you on the Internet. Mailing to our stockholders of a Notice Regarding the Internet Availability of Proxy Materials is expected to commence on or about March 30, 2021. Additional copies of this Proxy Statement and our 2020 10-K will be furnished to you, without charge, by writing us at New York City REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations or emailing us at investorrelations@ar-global.com.
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting to Be Held on May 11, 2021
This Proxy Statement, the Notice of Annual Meeting and our 2020 10-K are available at:
www.proxyvote.com/NYC

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
We are providing you with this Proxy Statement, which contains information about the items to be considered and voted on at the Annual Meeting. To make this information easier to understand, we have presented some of the information in a question-and-answer format.
Q:
Why did you send me a Notice Regarding the Internet Availability of Proxy Materials?

A:
We have made this Proxy Statement, the Notice of Annual Meeting and our 2020 10-K available to you on the Internet or, upon your request, have delivered or will deliver printed versions of these proxy materials to you by mail because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. You can access this Proxy Statement and the other proxy materials at www.proxyvote.com/NYC. We are relying on SEC rules that allow us to furnish proxy materials to you via the Internet. You have received or will receive a Notice Regarding the Internet Availability of Proxy Materials. This Notice contains instructions on how to access proxy materials and authorize a proxy to vote your shares via the Internet or, if you prefer, to request a printed set of proxy materials at no additional cost to you. You may authorize your proxy via the Internet or by telephone by following the instructions on that website.

Q:
Can I vote my shares by filling out and returning the Notice Regarding the Internet Availability of Proxy Materials?

A:
No. The Notice Regarding the Internet Availability of Proxy Materials you received in the mail identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking this Notice and returning it. This Notice provides instructions on how to authorize your proxy by Internet or by telephone, by requesting and returning a paper proxy card, or by submitting your vote during the virtual meeting within the online portal.

Q:
What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Edward M. Weil, Jr. and Christopher J. Masterson, each of whom are executive officers of the Company, as your proxies, and you are giving them permission to vote your shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”), and Class B common stock, par value $0.01 per share (“Class B Common Stock, and together with the Class A Common Stock, “Common Stock”) at the Annual Meeting.

Q:
How are shares of Class B Common Stock different from shares of Class A Common Stock?

A:
We have two classes of Common Stock, Class A Common Stock, which is listed on the New York Stock Exchange (the “NYSE”), and Class B Common Stock which is not listed on the NYSE. Shares of Class B Common Stock will automatically convert into shares of Class A Common Stock to be listed on the NYSE no later than August 13, 2021. Except with respect to listing, shares of Class B Common Stock have identical preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption as shares of Class A Common Stock.

Q:
When is the Annual Meeting and where will it be held?

A:
The Annual Meeting will be held on Tuesday, May 11, 2021 commencing at 2:00 p.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format only and can be accessed online at www.virtualshareholdermeeting.com/NYC2021. There is no physical location for the Annual Meeting. In order to attend the virtual meeting, you will need your control number. Your control number will be supplied to you via your proxy card or voting instructions form. At the Annual Meeting you will be allowed to vote your shares within the online portal, as well as submit questions. The online portal will open 15 minutes before the beginning of the Annual Meeting.

Q:
What am I being asked to vote on at the Annual Meeting?

A:
At the Annual Meeting, you will be asked to:

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elect Abby M. Wenzel as a Class I director to serve until our 2024 Annual Meeting and until her successor is duly elected and qualifies;

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ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2021; and

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consider and act on such matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Q:
Who is entitled to vote?

A:
Anyone who is a holder of record of Common Stock at the close of business on March 15, 2021 (the “record date”), or holds a valid proxy for the Annual Meeting, is entitled to vote at the Annual Meeting or any postponement or adjournment of the Annual Meeting. Every stockholder is entitled to one vote for each share of Common Stock held on the record date.

Q:
How many shares of Common Stock are outstanding?

A:
As of the record date, 9,600,655 shares of our Class A Common Stock and approximately 3,176,113 shares of our Class B Common Stock were issued and outstanding and entitled to vote at the Annual Meeting.

Q:
What constitutes a “quorum”?

A:
If holders of a majority of our shares of our Common Stock outstanding on the record date are present at the Annual Meeting, either in person via webcast or by proxy, we will have a quorum present, permitting the conduct of business at the Annual Meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present.

Q:
What is a “broker non-vote”?

A:
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner submits a proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. Brokers are not allowed to exercise their voting discretion with respect to the election of directors or for the approval of other matters which the NYSE rules determine to be “non-routine,” without specific instructions from the beneficial owner. Thus, beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted at the Annual Meeting in connection with any of the proposals except for the proposal to ratify the appointment of PwC, which is a “routine” matter for purposes of broker discretionary authority. Even without these instructions, the shares of beneficial owners will be treated as present for the purpose of establishing a quorum if the broker votes shares on the proposal to ratify the appointment of PwC.

Q:
How does the Board of Directors recommend I vote on each proposal?

A:
The Board of Directors recommends a vote “FOR” the election of Abby M. Wenzel as Class I director, and a vote “FOR” the ratification of the appointment of PwC.

Q:
How do I vote?

A:
Stockholders can vote in person at the meeting via webcast or by proxy. Stockholders have the following three options for submitting their votes by proxy:

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via the Internet at www.proxyvote.com/NYC;

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by telephone, for automated voting (800) 690-6903 at any time prior to 11:59 p.m. on May 10, 2021, and follow the instructions provided on the proxy card; or

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if you requested a printed set of proxy materials, by mail, by completing, signing, dating and returning the enclosed proxy card.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, since it is quick, convenient and provides a cost savings to us. When you authorize a proxy to vote your shares via the Internet or by telephone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your proxy authorization to arrive late and, therefore, not have your vote be counted. For further instructions on voting, see the Notice Regarding the Internet Availability of Proxy Materials.
If you elect to attend the Annual Meeting, you can submit your vote during the virtual meeting within the online portal, and any previous proxy that you authorized, whether by Internet, telephone or mail, will be superseded. In order to attend the virtual meeting, you will need your control number. Your control number will be supplied to you via your proxy card or voting instructions form.
If you return your signed proxy, your shares will be voted as you instruct, unless you give no instructions with respect to one or more of the proposals. In this case, unless you later instruct otherwise, your shares of Common Stock will be voted “FOR” the election of Abby M. Wenzel as Class I director and “FOR” the ratification of the appointment of PwC. With respect to any other proposals to be voted on, your shares of Common Stock will be voted in the discretion of Mr. Weil and Mr. Masterson, or either of them.
Q:
How do I vote if I hold my shares in “street name”?

A:
If your shares are held by your bank, broker or other nominee as your nominee (in “street name”), you should receive a voting instruction form in paper, or electronic means to provide instructions, from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If your broker holds your shares of Common Stock in street name, your broker will vote your shares on “non-routine” proposals only if you provide instructions on how to vote by filling out the voter instruction form sent to you by your broker. Of the proposals expected to come before the Annual Meeting, only ratification of the appointment of PwC is considered a routine matter. The proposal to elect a director is a “non-routine” matter, and, without your instruction, your broker cannot vote your shares on that proposal.

Q:
What if I submit my proxy and then change my mind?

A:
You have the right to revoke your proxy at any time before the meeting by:

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notifying our Secretary, in writing;

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attending the meeting and voting in person via webcast;

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returning another proxy card dated after your first or prior proxy card, if we receive it before the Annual Meeting date; or

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authorizing a new proxy via the Internet or by telephone to vote your shares.

Only the most recent proxy vote will be counted and all others will be discarded regardless of the method of voting.
Q:
Will my vote make a difference?

A:
Yes. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:
What are the voting requirements for the proposals?

A:
•   Proposal No. 1 — Election of Director. There is no cumulative voting in the election of our directors. The election of our nominee for director requires the affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present, in person via webcast or by proxy. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. For purposes of this proposal, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
•   Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm. This proposal requires the affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present. For purposes of this proposal, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
Q:
How will proxies be voted?

A:
Shares of Common Stock represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the proxy card is signed and returned without any directions given, the shares will be voted “FOR” (1) the election of Abby M. Wenzel as Class I director to serve until our 2024 Annual Meeting and until her successor is duly elected and qualifies and (2) the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting or any postponement or adjournment thereof other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the proxies held by them in their discretion.
Q:
How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is properly presented at the Annual Meeting, a submitted proxy gives authority to Mr. Weil and Mr. Masterson, and each of them, to vote on such matters in accordance with their discretion.

Q:
When are the stockholder proposals for the next annual meeting of stockholders due?

A:
Stockholders interested in nominating a person as a director or presenting any other business for consideration at our 2022 annual meeting of stockholders (the “2022 Annual Meeting”) may do so by following the procedures prescribed in our bylaws and, in the case of proposals within the scope of Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), by following the procedures specified by that rule. To be eligible for presentation to and action by the stockholders at the 2022 Annual Meeting under our bylaws, director nominations and other stockholder proposals must be received by our secretary no earlier than October 31, 2021 and no later than 5:00 p.m. Eastern Time on November 30, 2021. Any proposal received after the applicable time in the previous sentence will be considered untimely. All proposals must contain the information specified in, and otherwise comply with, our bylaws. To be eligible for inclusion in our proxy statement for the 2022 Annual Meeting under Rule 14a-8 under the Exchange Act, stockholder proposals must comply with Rule 14a-8 and be received at our principal executive offices no later than November 30, 2021. Proposals should be sent via registered, certified or express mail to: New York City REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary. For additional information, see “Stockholder Proposals for the 2022 Annual Meeting.”

Q:
Who pays the cost of this proxy solicitation?

A:
We will pay all of the costs of soliciting these proxies. We have engaged Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to, among other things, assist us in distributing proxy materials and the solicitation of proxies. We expect to pay Broadridge aggregate fees of approximately $21,000 to distribute and solicit proxies plus other fees and expenses for other services related to this proxy solicitation, including distributing proxy materials; disseminating brokers’ search cards; distributing proxy materials; operating online and telephone voting systems; and receiving executed proxies. In compliance with the regulations of the SEC, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses to the extent they forward proxy and solicitation materials to our stockholders. Our directors and officers and employees of affiliates of our advisor, New York City Advisors, LLC (the “Advisor”), may also solicit proxies on our behalf in person, via the Internet, by telephone, or other electronic means of communication we deem appropriate, for which they will not receive any additional compensation.
Q:
Is this Proxy Statement the only way that proxies are being solicited?

A:
No. In addition to mailing proxy solicitation material, our directors and officers and employees of Broadridge and affiliates of the Advisor, may also solicit proxies in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate.

Q:
Where can I find more information?

A:
You may access, read and print copies of the proxy materials for this year’s Annual Meeting, including this Proxy Statement, form of proxy card, and annual report to stockholders, at the following website: www.proxyvote.com/NYC.

You can request a paper or electronic copy of the proxy materials, free of charge:
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via Internet, at www.proxyvote.com/NYC;

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via telephone, at (800) 579-1639; or

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via e-mail, at sendmaterial@proxyvote.com.

We also file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the web site maintained by the SEC at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.
Q:
What does it mean if I receive more than one proxy card or voting instruction form?

A:
Some of your shares of Common Stock may be registered differently or held in a different account. You should vote the shares in each of your accounts by one of the methods described herein. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares of Common Stock are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call our Investor Relations department at (866) 902-0063. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

Q:
What if I receive only one set of proxy materials although there are multiple stockholders at my address?

A:
The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus, notices or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us by reducing the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to have a separate stockholder identification number and receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our 2020 10-K, this Proxy Statement or a Notice Regarding the Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling our Investor Relations department at (866) 902-0063 or by mailing a request to New York City REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.
Q:
Whom should I call with other questions?

A:
If you have additional questions about this Proxy Statement or the Annual Meeting, or would like additional copies of this Proxy Statement, our 2020 10-K or any documents relating to any of our future stockholder meetings, please contact: New York City REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, New York, 10019, Attention: Investor Relations, Telephone: (866)  902-0063, E-mail: investorrelations@ar-global.com, website: www.newyorkcityreit.com.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
The Board of Directors is responsible for monitoring and supervising the performance of our day-to-day operations and our Advisor. The Advisor is controlled by AR Global Investments, LLC (“AR Global”). Our Board of Directors is divided into three classes of directors. Each director serves until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualifies. At the Annual Meeting, one Class I director will be elected to serve until the 2024 Annual Meeting and until her successor is duly elected and qualifies. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors. Our bylaws provide that the number of directors may not be less than one, which is the minimum number required by the Maryland General Corporation Law (the “MGCL”), or more than 15. The number of directors on our Board is currently fixed at four, of which three are independent directors.
Board of Directors and Executive Officers
The table set forth below lists the names, ages and certain other information about Abby M. Wenzel, our Class I director with a term expiring at the Annual Meeting (who is also a nominee for election as a director at the Annual Meeting), for each of the continuing members of our Board and for each of our executive officers:
Directors with Terms expiring at the Annual Meeting/Nominees	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Abby M. Wenzel	I	60	Independent Director; Compensation Committee Chair	2014	2021	2024
Continuing Directors
Lee M. Elman	III	84	Independent Director; Audit Committee Chair	2016	2023	—
Elizabeth K. Tuppeny	II	60	Lead Independent Director; Nominating and Corporate Governance Committee Chair	2014	2022	—
Edward M. Weil, Jr.	III	54	Executive Chairman, Chief Executive Officer, President and Secretary	2015	2023	—
Executive Officers (not listed above)
Christopher J. Masterson	N/A	38	Chief Financial Officer and Treasurer	N/A	N/A	N/A
Nominee for Class I Director
Abby M. Wenzel
Abby M. Wenzel has served as an independent director of the Company since March 2014 and is a Class I director. Ms. Wenzel has served as an independent director of Global Net Lease, Inc. (“GNL”) since March 2012 and as an independent director of Hospitality Investors Trust, Inc. (formerly known as American Realty Capital Hospitality Trust, Inc.) since September 2013. Ms. Wenzel was a shareholder of the law firm of Cozen O’Connor, resident in the New York office, as a member in the Business Law Department, until her retirement in June 2019. From January 2014 through December 2018, Ms. Wenzel served as co-chair of Cozen O’Connor’s Real Estate Group. Ms. Wenzel has extensive experience representing developers, funds and investors in connection with their acquisition, disposition, ownership, use, and financing of real estate. Ms. Wenzel also practiced in the capital markets practice area, focusing on capital markets, finance and sale-leaseback transactions. She also represented commercial banks, investment banks, insurance companies, and other financial institutions, as well as the owners, in connection with permanent, bridge, and construction loans, as well as senior preferred equity investments, interim financings and mezzanine financings. She has also represented lenders in connection with complex multiproperty/multistate corporate sales. Prior to joining Cozen O’Connor, Ms. Wenzel was a partner with Wolf Block LLP, managing partner of its New York office and chair of its structured finance practice from October 1999 until April 2009. Ms. Wenzel currently serves as a trustee on the board of Community Service Society, a 160-year-old institution with a primary focus on identifying and supporting public policy innovations to support the working poor in New York City to realize social, economic, and political opportunities. Ms. Wenzel chairs the audit committee for Community Service Society. Ms. Wenzel also serves as a trustee on the board of The Citizen’s Budget Commission, a nonpartisan, nonprofit civic organization, founded in 1932, whose mission is to achieve constructive change in the finances and services of New York City and New York State government. Ms. Wenzel received her law degree from New York University School of Law and her undergraduate degree from Emory University.
Our Board of Directors believes that Ms. Wenzel’s experience as a director of multiple companies, as well as her experience in leadership positions at law firms and as a practicing attorney, make her well qualified to serve on our Board of Directors.
Continuing Directors
Lee M. Elman
Lee M. Elman has served as an independent director of the Company since February 2016 and is a Class III director. Mr. Elman has served as an independent director of GNL since December 2016 and as an independent director of Healthcare Trust, Inc. (“HTI”) since December 2016. Mr. Elman previously served as an independent director of American Realty Capital Global Trust II, Inc. (“Global II”) from April 2015 until the close of GNL’s merger with Global II in December 2016.
Since 1979, Mr. Elman has served as president of Elman Investors, Inc., an international real estate investment banking firm which he also founded. He is also a partner of Elman Ventures, an organization which is advisor to, and partner with, various foreign investors in United States real estate ventures. He has over 40 years of real estate experience, including as an investing principal, a real estate investment banker, and an investment advisor for both U.S. and foreign investors. As president of Elman Investors, Inc., Mr. Elman has negotiated the acquisition of properties in the United States, Europe and Latin America; and presently serves as a general partner in numerous real estate partnerships. Mr. Elman holds a J.D. from Yale Law School and a B.A. from Princeton University’s Woodrow Wilson School of Public and International Affairs.
Our Board of Directors believes that Mr. Elman’s experience as a director, executive officer and general partner of multiple companies make him well qualified to serve as a member of our Board of Directors.
Elizabeth K. Tuppeny
Elizabeth K. Tuppeny has served as an independent director of the Company since March 2014, including as lead independent director since December 2014, and is a Class II director. Ms. Tuppeny has also served as an independent director of HTI since January 2013. Ms. Tuppeny has served as an independent director of Benefit Street Partners Realty Trust, Inc. (formerly known as Realty Finance Trust, Inc.) since January 2013.
Ms. Tuppeny has been the chief executive officer and founder of Domus, Inc. (“Domus”), a full-service marketing communications agency, since 1993. Domus’ largest client is Merck & Co., and Ms. Tuppeny advises Merck & Co. with respect to communications related to their healthcare-related real estate acquisitions. Ms. Tuppeny has 30 years of experience in the branding and advertising industries, with a focus on Fortune 50 companies. Ms. Tuppeny also founded EKT Development, LLC to pursue entertainment projects in publishing, feature film and education video games. Ms. Tuppeny served on the board of directors and executive committee of the Philadelphia Industrial Development Council for three-plus years where she helped to plan and implement real estate transactions that helped to attract jobs to Philadelphia. Ms. Tuppeny has served on the boards of directors and advisory committees for the Arthur Ashe Foundation, Avenue of the Arts, Drexel Medical School, Philadelphia Hospitality Cabinet, Pennsylvania Commission for Women, Penn Relays and the Police Athletic League. Ms. Tuppeny has taught at New York University,

University of Pennsylvania and Temple University, and received her undergraduate degree from the University of Pennsylvania, Annenberg School of Communications.
Our Board of Directors believes that Ms. Tuppeny’s experience as a director of the companies described above as chief executive officer and founder of Domus makes her well qualified to serve on our Board of Directors.
Edward M. Weil, Jr.
Edward M. Weil, Jr. has served as executive chairman of the Company since November 2015 and as chief executive officer, president and secretary of Company, the Advisor and New York City Properties, LLC (the “Property Manager”) since March 2017, and is a Class III director. Mr. Weil also has been the chief executive officer of AR Global since January 2016 and has a non-controlling interest in the parent of AR Global. Currently, he also serves in leadership positions at three other REITs advised by affiliates of AR Global: as a director of NYSE-listed GNL since January 2017; as chairman of the board of directors of Nasdaq-listed American Finance Trust, Inc. (“AFIN”) and as chief executive officer and president of AFIN, the AFIN advisor and the AFIN property manager since November 2015; and as a director of HTI since October 2016 and as chief executive officer of HTI, the HTI advisor and the HTI property manager since September 2018. Since March 2021, he has also served as a director of G&P Acquisition Corp., a special purpose acquisition company sponsored by affiliates of the Advisor with units listed on the NYSE.
Mr. Weil previously served in leadership positions at multiple REITs and other entities advised by affiliates of AR Global, including: as chairman, chief executive officer, president of American Realty Capital Healthcare Trust III, Inc. (“HT III”) until its liquidation and dissolution in March 2019; as executive chairman of American Realty Capital Global Trust II, Inc. (“Global II”) until December 2016, when Global II merged with GNL; as a director of Business Development Corporation of America (“BDCA”) until November 2016, when BDCA’s external advisor was acquired by Benefit Street Partners, L.L.C.; as chief executive officer, president and chairman of American Realty Capital — Retail Centers of America, Inc. until its merger with AFIN in February 2017; as a trustee of American Real Estate Income Fund until its liquidation in August 2016; as a trustee of Realty Capital Income Funds Trust, a family of mutual funds, until its dissolution in January 2017; and as an executive officer and director of American Realty Capital Daily Net Asset Value Trust, Inc. during multiple periods until its dissolution and liquidation in April 2016. Mr. Weil also served as chairman of Realty Capital Securities, LLC (“RCS”) from September 2013 until November 2015 and was the interim chief executive officer of RCS from May 2014 until September 2014 and the chief executive officer of RCS from December 2010 until September 2013. Mr. Weil served as a director of RCS Capital Corporation (“RCAP”), the parent company of RCS, from February 2013 until December 2015 and served as an executive officer of RCAP from February 2013 until November 2015, including chief executive officer from September 2014 until November 2015. RCAP filed for Chapter 11 bankruptcy in January 2016.
Mr. Weil was formerly the senior vice president of sales and leasing for American Financial Realty Trust, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Mr. Weil also previously served on the board of directors of the Real Estate Investment Securities Association (now known as ADISA) from 2012 to 2014, including as its president in 2013. Mr. Weil attended George Washington University.
Our Board of Directors believes that Mr. Weil’s experience as a director or executive officer of the companies described above and his significant experience in real estate make him well qualified to serve as a member of our Board of Directors.
Executive Officers
Edward M. Weil, Jr.
See “— Nominees for Class III Directors — Edward M. Weil, Jr.” for biographical information regarding Edward M. Weil, Jr., the chief executive officer and president of the Company.

Christopher J. Masterson
Christopher J. Masterson has served as the chief financial officer and treasurer of the Company, the Advisor and the Property Manager since September 2019. Mr. Masterson has also served as the chief financial officer, treasurer and secretary of GNL, the GNL advisor and the GNL property manager since November 2017. Mr. Masterson joined AR Global in February 2013 and served in various roles during his tenure there, including as chief accounting officer for the Company, AFIN and RCA and as chief financial officer of BDCA Adviser II, LLC, the advisor to BDCA II. From October 2006 to February 2013, Mr. Masterson worked at Goldman Sachs & Co., where he most recently served as a vice president in the Merchant Banking Division Controllers team. From August 2004 until October 2006, Mr. Masterson worked as an auditor at KPMG LLP. Mr. Masterson is a certified public accountant in New York State, and he holds a B.B.A. from the University of Notre Dame and an M.B.A. from New York University.
Information About the Board of Directors and its Committees
The Board of Directors is responsible for the management and control of our business and operations. Our current executive officers are employees of affiliates of the Advisor. We have no employees and have retained the Advisor to manage our day-to-day operations. The Advisor is under common control with AR Global. Mr. Weil, our current executive chairman, chief executive officer, president and secretary, is the chief executive officer of AR Global and has a non-controlling interest in the parent of AR Global.
The Board of Directors held a total of 13 meetings and took action by written consent or electronically on ten occasions during the year ended December 31, 2020. The independent directors of the Board of Directors held one meeting and took action by written consent once during the year ended December 31, 2020. All directors attended all of the meetings while they were a member of the Board of Directors. All of our directors attended the 2020 annual meeting of stockholders, as reconvened. Our policy is to encourage all directors to attend our annual meetings of stockholders.
The Board of Directors has a standing audit committee, compensation committee and nominating and corporate governance committee.
Leadership Structure of the Board of Directors
Edward M. Weil, Jr. serves as our executive chairman of the Board, chief executive officer, president and secretary. As chief executive officer of the Company and our Advisor, Mr. Weil is responsible for our operations and business strategy. The Board of Directors believes that because the chief executive officer is responsible for the operation of the Company and its business, which is also a focus of the Board’s deliberations, the chief executive officer is the most qualified director to act as chairman. The Board of Directors may modify this structure to best address our circumstances for the benefit of our stockholders when appropriate.
Elizabeth K. Tuppeny serves as the lead independent director of the Company. The Board of Directors believes that a lead independent director provides an additional measure of balance, ensures the Board of Directors’ independence, and enhances the Board of Directors’ ability to fulfill its management oversight responsibilities.
The lead independent director chairs meetings or executive sessions of the independent directors, reviews and comments on Board of Directors’ meeting agendas, represents the views of the independent directors to the Advisor, facilitates communication among the independent directors and between the Advisor and the independent directors, acts as a liaison with service providers, officers, attorneys and other directors generally between meetings, serves as a representative and speaks on behalf of the Company at external seminars, conferences, in the media and otherwise, and otherwise assumes such responsibilities as may be assigned to him or her by the Board of Directors. Consistent with current practices, the Company compensates Ms. Tuppeny for serving as lead independent director.
The Company’s management believes that having a majority of independent, experienced directors, including a lead independent director, provides the right leadership structure for the Company and is best for the Company at this time.

Oversight of Risk Management
The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its approval of all property acquisitions and incurrence and assumption of debt and its oversight of the Company’s executive officers and the Advisor. The nominating and corporate governance committee reviews all matters relating to the independence of the members of the Board of Directors and is responsible for reviewing and approving transactions with related parties, such as the Advisor, AR Global or any of their affiliates, and resolving other conflicts of interest. The compensation committee oversees all compensation plans, and, to the extent applicable, other compensation-related matters. The audit committee oversees management of accounting, financial, legal and regulatory risks.
Hedging Policy
The Board of Directors has not adopted, and the Company does not have, any specific practices or policies regarding the ability of the officers and directors of the Company, as well as employees of AR Global and its affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.
Audit Committee
Our audit committee is comprised of Mr. Elman, Ms. Tuppeny and Ms. Wenzel, each of whom is “independent,” as described below, within the meaning of the applicable (1) requirements set forth in the Exchange Act and the applicable SEC rules and (2) listing standards of the NYSE. Mr. Elman is the chair of our audit committee. Our audit committee held six meetings during the year ended December 31, 2020. All members of the audit committee attended all of the meetings while they were members of the audit committee. The audit committee charter is available to any stockholder who sends a request to New York City REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019. The audit committee charter is also available on the Company’s website at www.newyorkcityreit.com by clicking on “Investor Relations —  Governance.” The Board has determined that each of Mr. Elman, Ms. Tuppeny and Ms. Wenzel is qualified as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC.
The audit committee, in performing its duties, monitors:
•
our financial reporting process;

•
the integrity of our financial statements;

•
compliance with legal and regulatory requirements;

•
the independence and qualifications of our independent registered public accounting firm and internal auditors, as applicable; and

•
the performance of our independent registered public accounting firm and internal auditors, as applicable.

The audit committee’s report on our financial statements for the year ended December 31, 2020 is discussed below under the heading “Audit Committee Report.”
Compensation Committee
The compensation committee is comprised of Mr. Elman, Ms. Tuppeny and Ms. Wenzel, each of whom is “independent,” as described below, within the meaning of the applicable (1) requirements set forth on the Exchange Act and the applicable SEC rules and (2) listing standards of the NYSE. Ms. Wenzel is the chair of our compensation committee. In addition, all of the members of our compensation committee are “non-employee directors” within the meaning of the rules of Section 16 of the Exchange Act. Our compensation committee held one meeting during the year ended December 31, 2020. All members of the compensation committee attended this meeting. The compensation committee’s charter is available to any stockholder who sends a request to New York City REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019. The compensation committee charter is also available on the Company’s website at www.newyorkcityreit.com by clicking on “Investor Relations — Governance.” The principal functions of the compensation committee are to:
•
approve and evaluate all compensation plans, policies and programs, if any, as they affect our executive officers;

•
review and oversee the Company’s annual process, if any, for evaluating the performance of our executive officers;

•
oversee our equity incentive plans, including, without limitation, the issuance of stock options, restricted shares of Class A Common Stock (“restricted shares”), restricted stock units in respect of shares of Class A Common Stock (“RSUs”), dividend equivalent shares and other equity-based awards;

•
assist the Board of Directors and the chairman in overseeing the development of executive succession plans, if any; and

•
determine from time to time the remuneration for our non-executive directors.

Our compensation committee was established in connection with the listing of Class A Common Stock on the NYSE on August 18, 2020 (the “Listing”), and, prior to that time, the Board, including our independent directors, performed the functions currently performed by our compensation committee. In anticipation of the Listing, upon approval of the independent directors, the Company engaged a compensation consultant, FTI Consulting, Inc. (“FTI”), to make recommendations to the independent directors with respect to a potential post-Listing director compensation program and the size, performance criteria and other material terms of a long-term incentive equity award to be made to the Advisor in connection with the Listing. Also in anticipation of the Listing, the Board delegated to the independent directors, acting as a group, all duty, responsibility, power and authority of the Board or any of its committees over all compensation-related matters. Pursuant to this delegation of authority and based upon the recommendation of FTI, the independent directors approved the award of long-term incentive plan units of limited partnership in our OP (“LTIP Units”) granted to the Advisor pursuant to our multi-year outperformance agreement entered into in in connection with the Listing (the “2020 OPP”).
The compensation committee administers our equity plan for the Advisor (the “Advisor Plan”) and our equity plan for individuals (the “Individual Plan” and together with the Advisor Plan the “2018 Equity Plan”), which were adopted effective at the Listing, and the award of units of limited partnership in our OP designated as “LTIP Units” (“LTIP Units”) granted to the Advisor pursuant to our multi-year outperformance award agreement entered into concurrently with the Listing (the “2020 OPP”). See “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders — Share-Based Compensation” and “Certain Relationships and Related Transactions — Advisor — Multi-Year Outperformance Award.”
The compensation committee is responsible for approving and administering all grants of awards to our executive officers. In carrying out its responsibilities, our compensation committee may delegate any or all of its responsibilities to a subcommittee or any other person to the extent consistent with our charter, our by-laws, our corporate governance guidelines and any other applicable laws, rules and regulations, including the NYSE rules.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee is comprised of Mr. Elman, Ms. Tuppeny and Ms. Wenzel, each of whom is “independent,” as described below, within the meaning of the applicable listing standards of the NYSE. Ms. Tuppeny is the chair of our nominating and corporate governance committee. Our nominating and corporate governance committee held one meeting during the year ended December 31, 2020. All members of the nominating and corporate governance committee attended this meeting. The nominating and corporate governance committee charter and our Corporate Governance Guidelines available to any stockholder who sends a request to New York City REIT, Inc., 650 Fifth Avenue,

30th Floor, New York, New York 10019. The nominating and corporate committee charter and our Corporate Governance Guidelines are also available on the Company’s website at www.newyorkcityreit.com by clicking on “Investor Relations — Governance.” The nominating and corporate governance committee is responsible for the following:
•
providing counsel to the Board of Directors with respect to the organization, function and composition of the Board of Directors and its committees;

•
overseeing the self-evaluation of the Board of Directors and, if any, the Board’s evaluation of management;

•
periodically reviewing and, if appropriate, recommending to the Board of Directors changes to our corporate governance policies and procedures;

•
identifying and recommending to the Board of Directors potential director candidates for nomination; and

•
identifying and recommending committee assignments.

In evaluating directors for nomination to the Board and to serve as members of each committee of the Board, the nominating and corporate governance committee takes into account the applicable requirements for members of committees of boards of directors under the Exchange Act and NYSE rules, the Company’s Corporate Governance Guidelines and the charter of the applicable committee and may take into account such other factors or criteria as the nominating and corporate governance committee deems appropriate. For purposes of recommending any nominee, the nominating and corporate governance committee may consider all criteria that it deems appropriate, which may include, without limitation:
•
personal and professional integrity, ethics and values;

•
experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly held company in today’s business environment;

•
experience in the Company’s industry and with relevant social policy concerns;

•
experience as a board member of another publicly held company;

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expertise and experience in an area of the Company’s operations;

•
diversity of both background and experience;

•
practical and mature business judgment, including ability to make independent analytical inquiries;

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the nature of and time involved in a director’s service on other boards or committees; and

•
with respect to any person already serving as a director, the director’s past attendance at meetings and participation in and contribution to the activities of the Board.

The nominating and corporate governance committee evaluates each individual nominee in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. The Board of Directors believes that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences.
The nominating and corporate governance committee has not adopted a specific policy regarding the consideration of director nominees recommended to our nominating and corporate governance committee by stockholders. Stockholders who would like to propose an independent director candidate for the consideration of the Board of Directors may do so by following the procedures under the section entitled “Stockholder Proposals for the 2022 Annual Meeting — Stockholder Proposals and Nominations for Directors to Be Presented at Meetings.”
For all related party transactions, the nominating and corporate governance committee has the authority to:

•
review and evaluate the terms and conditions, and determine the advisability of the transaction;

•
negotiate the terms and conditions of the transaction, and, if the conflicts committee deems appropriate, but subject to the limitations of applicable law, approve the execution and delivery of documents in connection with that transaction on our behalf;

•
determine whether the transaction is in the best interests of the Company; and

•
recommend to the Board of Directors what action, if any, should be taken by the Board of Directors with respect to the transaction.

The nominating and corporate governance committee also has the authority to review, on a quarterly basis, the services provided by the Advisor, the reasonableness of the fees and expenses of the Advisor and its affiliates, as well as related matters.
Our nominating and corporate governance committee was established in connection with the Listing, and, at that time, became responsible for the functions related to nominations and corporate governance and related party transactions as described above. Prior to that time, the Board, including our independent directors, performed the functions related to nominations and corporate governance currently performed by nominating and corporate governance committee, and we had a conflicts committee that performed the functions related to related party transactions currently performed by nominating and corporate governance committee. Our conflicts committee was dissolved in connection with the Listing.
Director Independence
The Board of Directors has currently set the number of directors at four. As required by the NYSE, a majority of our directors must be “independent.” The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the NYSE, the Exchange Act and SEC rules. Based upon information provided by each nominee, the nominating and corporate governance committee and the Board of Directors have each affirmatively determined that each of Mr. Elman, Ms. Tuppeny and Ms. Wenzel has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) other than as a director of the Company and is “independent” within the meaning of the applicable listing standards of the NYSE as well as the requirements set forth in the Exchange Act and SEC rules applicable to the committees on which each of them serve.
Family Relationships
There are no familial relationships between any of our directors and executive officers.
Communications with the Board of Directors
Any interested parties (including the Company’s stockholders) may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of New York City REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary. The Secretary will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website, www.newyorkcityreit.com.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS
Compensation of Executive Officers
Overview
We are an externally managed REIT and we have no employees. We therefore do not employ our named executive officers, have agreements with them regarding their compensation or otherwise determine the compensation earned by, or paid to, them. Our Advisor manages our day to day business with the assistance of our Property Manager, and affiliates of the Advisor employ the persons who provide these services, including our named executive officers. We pay the Advisor and the Property Manager certain fees and reimburse them for certain expenses as required by the terms of our agreements with them. For further details regarding our arrangements with the Advisor, the Property Manager and their affiliates, see “Certain Relationships and Related Transactions.”
As an externally managed REIT, we do not employ our named executive officers, have agreements with them regarding their compensation or otherwise determine the compensation earned by, or paid to, them. AR Global, the parent company of the Advisor, determines the salaries, bonuses and other benefits earned by, or paid to, our named executive officers. Our advisory agreement does not require our named executive officers to dedicate a specific amount of time to fulfilling their obligations or those of the Advisor and its affiliates or specify an amount or percentage of the amounts we pay to the Advisor or its affiliates that must be allocated to compensating our named executive officers. While Mr. Weil, our executive chairman, chief executive officer, president and secretary, may, in his capacity as the chief executive officer of AR Global, play a role in AR Global’s process for determining the compensation earned by, or paid to, our named executive officers by the Advisor or its affiliates, neither our Board nor our compensation committee is involved with or consulted regarding this process. We are required by the terms of our advisory agreement to reimburse the Advisor for salaries, wages (including bonuses) and benefits of certain of our named executive officers, subject to certain limits described in more detail below.
Expense Reimbursements
We are required by the terms of our advisory agreement to reimburse the Advisor for salaries, wages (including bonuses) and benefits of employees of the Advisor or its affiliates involved in providing services to us, subject to certain limits. Specifically, the aggregate amount of all reimbursements for salaries, wages and benefits for employees of the Advisor or its affiliates (including our executive officers) must be comparable to market rates and reimbursements may not exceed, in any fiscal year, the greater of (a) $2,600,000, and (b) if the amount actually paid or allocated by us with respect to the assets we have acquired plus all cash and cash equivalents, marketable securities and other tangible assets held and recorded on our balance sheet of the Company is equal to or greater than $1.25 billion as of the last day of the fiscal year, that amount multiplied by 0.30%.
Other Compensation
We have not adopted any other compensation plans, policies and programs affecting our named executive officers. The Board would be responsible for approving and evaluating all compensation plans, policies and programs affecting our executive officers if we adopt any compensation plans, policies and programs affecting our executive officers in the future. We have not made any equity awards to our named executive officers.
In addition, the Company’s independent directors acting as a group approved, and the compensation committee is responsible for administering, the award of LTIP Units to the Advisor pursuant to the 2020 OPP. The compensation committee is also responsible for approving and administering all grants of awards under the Advisor Plan to the Advisor. See “Board of Directors, Executive Officers and Corporate Governance — Compensation Committee” for further details.

Summary Compensation Table
The following table summarizes the annual compensation received by our named executive officers for the fiscal years ended December 31, 2020 and 2019:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Edward M. Weil, Jr., Chief Executive Officer, President and Secretary(1)	2020	—	—	—	—	—
	2019	—	—	—	—	—
Christopher J. Masterson, Chief Financial Officer and Treasurer(2)	2020	93,809(3)	68,311(3)		14,071(4)	176,191

(1)
None of the compensation paid by the Advisor or its affiliates to Mr. Weil during the fiscal years ended December 31, 2020 and 2019 was allocated by the Advisor or its affiliates to the Company, and no reimbursement has been, nor is any expected to be, sought by the Advisor or its affiliates with respect to Mr. Weil’s compensation.

(2)
Mr. Masterson was elected as our Chief Financial Officer and Treasurer effective on September 13, 2019.

(3)
Represents the allocable share of salary and bonus paid by the Advisor or its affiliates to Mr. Masterson during 2020 that was reimbursed by the Company pursuant to our advisory agreement.

(4)
Represents the allocable share of certain expenses incurred by the Advisor or its affiliates with respect to Mr. Masterson during 2020 that was reimbursed by the Company pursuant to our advisory agreement as follows: (i) $5,875 for payroll taxes; (ii) $4,538 for payment of medical insurance costs; and (iii) $3,658 for matching contributions to Mr. Masterson’s 401(k).

Compensation of Directors
We pay to each of our independent directors the fees described below. If a director is our employee or an employee of the Advisor or any of its affiliates, we do not pay compensation for services rendered as a director. All directors also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors.
We pay our independent directors a yearly retainer of  $30,000 and an additional yearly retainer of $55,000 for the lead independent director; $2,000 for each meeting of the Board or any committee personally attended by the directors ($2,500 for attendance by the chairperson of the audit committee at each meeting of the audit committee) and $1,500 for each meeting attended via telephone; $750 per transaction reviewed and voted upon electronically up to a maximum of  $2,250 for three or more transactions reviewed and voted upon per electronic vote. If there is a Board meeting and one or more committee meetings in one day, the director’s fees may not exceed $2,500 ($3,000 for the chairperson of the audit committee) if there is a meeting of such committee. We may issue shares of Common Stock in lieu of cash to pay fees earned by our directors, at each director’s election. The shares of Common Stock issued are not subject to vesting provisions because these payments, in lieu of cash, are related to fees earned for services performed.
Prior to the Listing, pursuant to our employee and director incentive restricted share plan (as amended, the “RSP”), each independent director received an automatic grant of $30,000 in restricted shares on the date of initial election to the Board of Directors and on the date of each annual stockholders’ meeting, in each case valued at the then-current estimated per-share net asset value of our common stock. The restricted shares vested over a five-year period following the first anniversary of the date of grant in increments of 20% per annum.
In connection with Listing, the 2021 Equity Plan succeeded and replaced the RSP and eliminated the “automatic grant” provisions of the RSP. See “— Share-Based Compensation” for further information.

Following the Listing, starting with the annual award of restricted shares to be made in connection with the Company’s 2021 annual meeting of stockholders, the amount of the annual award of restricted shares that will be made pursuant to the Individual Plan will be $65,000. The restricted shares continue to vest over a five-year period following the first anniversary of the date of the annual meeting in increments of 20% per annum.
We also pay each independent director for each external seminar, conference, panel, forum or other industry-related event attended in person and in which the independent director actively participates, solely in his or her capacity as an independent director of the Company, in the following amounts:
•
$2,500 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours, or

•
$5,000 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours.

In either of the cases above, we will reimburse, to the extent not otherwise reimbursed, an independent director’s reasonable expenses associated with attending external seminars, conferences, panels, forums or other industry-related events. An independent director cannot be paid or reimbursed for attending a single external seminar, conference, panel, forum or other industry-related event by us and another company for which he or she is a director.
The following table sets forth information regarding compensation of our directors during the year ended December 31, 2020:
Name	Fees Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Compensation ($)
Edward M. Weil, Jr.	—	—	—	—	—	—	—
Elizabeth K. Tuppeny	$115,250	$30,000(2)	—	—	—	—	$145,250
Lee M. Elman	$60,250	$30,000(2)	—	—	—	—	$90,250
Abby M. Wenzel	$63,250	$30,000(2)	—	—	—	—	$93,250

(1)
Value of awards of restricted shares calculated based on their grant date fair value computed in accordance with FASB ASC Topic 718. All assumptions made in the valuations are contained and described in Note 11 to the financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. Awards vest annually over a five-year period in equal installments. As of December 31, 2020, Ms. Tuppeny held approximately 900 unvested restricted shares of Class A Common Stock and approximately 902 unvested restricted shares of Class B Common Stock, Ms. Wenzel held approximately 873 unvested restricted shares of Class A Common Stock and approximately 930 unvested restricted shares of Class B Common Stock and Mr. Elman held approximately 954 unvested restricted shares of Class A Common Stock and approximately 957 unvested restricted shares of Class B Common Stock.

(2)
Represents approximately 609 restricted shares granted on May 22, 2020.

Share-Based Compensation
We have an equity plan for the Advisor, the Advisor Plan, and an equity plan for individuals, the Individual Plan, which we refer to, together, as the 2020 Equity Plan. The Advisor Plan is substantially similar to the Individual Plan, except with respect to the eligible participants. Awards under the Individual Plan is open to the Company’s directors, officers and employees (if the Company ever has employees), employees, officers and directors of the Advisor and as a general matter, employees of affiliates of the Advisor that provide services to the Company. Awards under the Advisor Plan may only be granted to the Advisor and its affiliates.

The 2020 Equity Plan succeeded and replaced the existing RSP. Following the effectiveness of the 2020 Equity Plan at the Listing, no further awards will be granted under the RSP; provided, however, any outstanding awards under the RSP, such as unvested restricted shares held by the Company’s independent directors, will remain in effect in accordance with their terms and the terms of the RSP, until all those awards are exercised, settled, forfeited, canceled, expired or otherwise terminated. The Company accounts for forfeitures when they occur. While the RSP provided only for awards of restricted shares, the 2020 Equity Plan also permits awards of RSUs, stock options, stock appreciation rights, stock awards, LTIP Units and other equity awards. The 2020 Equity Plan has a term of ten years, expiring August 18, 2030. The number of shares of the Company’s capital stock that may be issued or subject to awards under the 2020 Equity Plan, in the aggregate, is equal to 20.0% of the Company’s outstanding shares of common stock on a fully diluted basis at any time. Shares subject to awards under the Individual Plan reduce the number of shares available for awards under the Advisor Plan on a one-for-one basis and vice versa.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS
The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of March 15, 2021, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:
•
each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;

•
each of the Company’s named executive officers and directors; and

•
all of the Company’s executive officers and directors as a group.

	Class A Common Stock		Class B Common Stock
Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class	Number of Shares Beneficially Owned	Percent of Class	Percent of Total Voting Power(2)
Edward M. Weil, Jr.(3)	10,560	—	—	—	*
Christopher J. Masterson	—	—	—	—	—
Elizabeth K. Tuppeny(4)	3,035	*	1,014	*	*
Lee M. Elman(4)	2,124	*	1,014	*	*
Abby M. Wenzel(4)	3,035	*	1,014	*	*
All directors and executive officers as a group (five persons)	18,754	*	3,042	*	*

*
Less than 1%.

(1)
The business address of each individual or entity listed in the table is 650 Fifth Avenue, 30th Floor, New York, New York 10019. Unless otherwise indicated, the individual or entity listed has sole voting and investment power over the shares listed.

(2)
We have two classes of Common Stock, Class A Common Stock, which is listed on the NYSE, and Class B Common Stock which is not listed on the NYSE. Shares of Class B Common Stock will automatically convert into shares of Class A Common Stock to be listed on the NYSE no later than August 13, 2021. Except with respect to listing, shares of Class B Common Stock have identical preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption as shares of Class A Common Stock.

(3)
Mr. Weil, our executive chairman, chief executive officer, president and secretary, is also the chief executive officer of AR Global. While Mr. Weil has a non-controlling interest in the parent of AR Global, Mr. Weil does not have direct or indirect voting or investment power over any shares that AR Global may own and Mr. Weil disclaims beneficial ownership of such shares. Accordingly, the shares included as beneficially owned by Mr. Weil do not include the 55,177 shares of Class A Common Stock or 914 shares of Class B Common Stock that are directly or indirectly beneficially owned by AR Global.

(4)
Includes approximately 1,349 unvested restricted shares of Class A Common Stock and approximately 451 unvested restricted shares of Class B Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Edward M. Weil, Jr., our executive chairman, chief executive officer, president and secretary, also is the chief executive officer, president and secretary of the Advisor and the Property Manager. Christopher J. Masterson, our chief financial officer and treasurer, also is the chief financial officer and treasurer of the Advisor and the Property Manager. Prior to her resignation as our chief financial officer and treasurer in September 2019, Katie P. Kurtz was also the chief financial officer and treasurer of the Advisor and the Property Manager.
The Advisor and the Property Manager are owned and controlled directly or indirectly by AR Global. Mr. Weil, our executive chairman, chief executive officer, president and secretary, is the chief executive officer of AR Global and has a non-controlling interest in the parent of AR Global.
Advisor
Pursuant to the advisory agreement with the Advisor (as amended from time to time, the “Advisory Agreement”), the Advisor manages our day-to-day operations. The initial term of the Advisory Agreement ends in July 2030, and will automatically renew for successive five-year terms unless either party gives written notice of its election not to renew at least 180 days prior to the then-applicable expiration date. We may only elect not to renew the Advisory Agreement on this basis with the prior approval of at least two-thirds of our independent directors, and no change of control fee (as defined in the Advisory Agreement) is payable if we make this election.
Asset Management Fees and Variable Management/Incentive Fees
We pay the Advisor a base asset management fee on the first business day of each month equal to (x) $0.5 million plus (y) a variable amount equal to (a) 1.25% of the equity proceeds received after November 16, 2018, divided by (b) 12. The base asset management fee is payable in cash, shares of common stock, units of limited partnership interest in the OP or a combination thereof, at the Advisor’s election. Equity proceeds are defined as, with respect to any period, cumulative net proceeds of all common and preferred equity and equity-linked securities issued by the Company and its subsidiaries during the period, including: (i) any equity issued in exchange or conversion of exchangeable notes based on the stock price at the date of issuance and convertible equity; (ii) any other issuances of equity, including but not limited to units in the OP (excluding equity-based compensation but including issuances related to an acquisition, investment, joint-venture or partnership); and (iii) effective following the time the Company commences paying a dividend of at least $0.05 per share per annum to its stockholders (which occurred in October 2020), any cumulative Core Earnings (as defined in the Advisory Agreement) in excess of cumulative distributions paid on our common stock since November 16, 2018, the effective date of the most recent amendment and restatement of the Advisory Agreement.
The Advisory Agreement also entitles the Advisor to an incentive variable management fee. In August 2020, the Company entered into an amendment to the Advisory Agreement to adjust the quarterly thresholds of Core Earnings Per Adjusted Share (as defined in the Advisory Agreement) the Company must reach on a quarterly basis for the Advisor to receive the variable management fee to reflect the impact of the series of corporate actions the Company implemented in anticipation of listing which resulted in the bifurcation of its common stock into Class A Common Stock and Class B Common Stock in a net reduction of 2.43 shares for every one share of common stock outstanding prior to these corporate actions (the “Reverse Stock Split”). Prior to this amendment, the variable management fee was equal to (i) the product of   (a) the diluted weighted-average outstanding shares of common stock for the calendar quarter (excluding any equity-based awards that are subject to performance metrics that are not currently achieved) multiplied by (b) 15.0% multiplied by (c) the excess of Core Earnings Per Adjusted Share for the previous three-month period in excess of  $0.06, plus (ii) the product of  (x) the diluted weighted-average outstanding shares of common stock for the calendar quarter (excluding any equity-based awards that are subject to performance metrics that are not currently achieved) multiplied by (y) 10.0% multiplied by (z) the excess of Core Earnings Per Adjusted Share for the previous three-month period in excess of  $0.08. Following the August 2020 amendment, the quarterly thresholds of Core Earnings Per Adjusted Share increased from $0.06 and $0.08 to $0.1458 and $0.1944. The variable management fee is payable quarterly in arrears in cash, shares of common stock, units of limited partnership interest in the OP or a combination thereof, at the Advisor’s election. No incentive variable management fees were earned in the years ended December 31, 2020 or 2019.
During the years ended December 31, 2020 and 2019, the Company paid cash asset management fees of  $6.0 million and $6.0million, respectively. No variable management fees were paid during the years ended December 31, 2020 and 2019.
Class A Unit Redemption
On August 18, 2020, the date of the Listing, the limited partnership agreement of the OP was amended and restated (as so amended and restated, the “A&R OP Agreement”). Among other things, the A&R OP Agreement describes the procedures pursuant to which holders of units of limited partnership designated as “Class A Units” (“Class A Units”) may redeem all or a portion of their Class A Units on a one-for-one basis for, at the Company’s election, shares of Class A Common Stock or the cash equivalent thereof. The A&R OP Agreement also requires the Company, upon the request of a holder of Class A Units but subject to certain conditions and limitations, to register under the Securities Act, the issuance or resale of the shares of Class A Common Stock issuable upon redemption of Class A Units in accordance with the A&R OP Agreement.
Prior to October 1, 2015, for its asset management services provided under the advisory agreement, the Company caused the OP to issue 65,498 of units of limited partnership designated as “Class B Units” (“Class B Units”) (52,398 of which were still held by the Advisor at the time of the Listing), after giving effect to the Reverse Stock Split, in connection with the arrangement. The Class B Units were intended to be profits interests that would vest, and no longer subject to forfeiture, at such time as: (a) the value of the OP’s assets plus all distributions made by the Company to its stockholders equaled or exceeded the total amount of capital contributed by investors plus a 6.0% cumulative, pretax, non-compounded annual return thereon, (the “Economic Hurdle”); (b) any one of the following events occurred concurrently with or subsequently to the achievement of the Economic Hurdle: (i) a listing of the Company’s common stock on a national securities exchange; (ii) a transaction to which the Company or the OP was a party, as a result of which OP units or the Company’s common stock were exchanged for or converted into the right, or the holders of such securities will otherwise be entitled, to receive cash, securities or other property or any combination thereof; or (iii) the termination of the advisory agreement without cause by an affirmative vote of a majority of the Company’s independent directors after the Economic Hurdle had been met; and (c) the Advisor pursuant to the advisory agreement was providing services to the Company immediately prior to the occurrence of an event of the type described in clause (b) above (the “performance condition”).
Pursuant to the limited partnership agreement to the OP, the Advisor was entitled to receive distributions on Class B Units, whether vested or unvested, at the same rate as distributions, if any, received on the Company’s common stock. As a result of the Listing, which satisfied the performance condition, and the prior determination by the Company’s independent directors that the Economic Hurdle had been satisfied, the Class B Units vested in accordance with their terms and were converted into an equal number of Class A Units. In addition, effective at the Listing following this conversion and as approved by the Company’s independent directors, 52,398 of Class A Units, which were then held by the Advisor, were redeemed for an equal number of newly issued shares of Class A Common Stock consistent with redemption provisions contained in the A&R OP Agreement.
Professional Fees and Other Reimbursements
We pay directly or reimburse the Advisor monthly in arrears, for all the expenses paid or incurred by the Advisor or its affiliates in connection with the services it provides to us under the Advisory Agreement, subject to the following limitations:
•
With respect to administrative and overhead expenses of the Advisor, including administrative and overhead expenses of all employees of the Advisor or its affiliates directly or indirectly involved in the performance of services but not including their salaries, wages, and benefits, these costs may not exceed in any fiscal year,

(i)
$0.4 million, or

(ii)
if the Asset Cost (as defined in the Advisory Agreement) as of the last day of the fiscal quarter immediately preceding the month is equal to or greater than $1.25 billion, (x) the Asset Cost as of the last day of the fiscal quarter multiplied by (y) 0.10%.

•
With respect to the salaries, wages, and benefits of all employees of the Advisor or its affiliates directly or indirectly involved in the performance of services (including the Company’s executive officers), these amounts must be comparable to market rates and reimbursements may not exceed, in any fiscal year,

(i)
$2.6 million, or

(ii)
if the Asset Cost as of the last day of the fiscal year is equal to or greater than $1.25 billion, (x) the Asset Cost as of the last day of the fiscal year multiplied by (y) 0.30%.

Professional fees and other reimbursements for the years ended December 31, 2020 and 2019 were $3.6 million and $3.2 million, respectively. These amounts include reimbursements to the Advisor for administrative, overhead and personnel services, which are subject to the limits noted above, as well as costs associated with directors and officers insurance which are not subject to the those limits.
The amount of expenses included within professional fees and other reimbursements related to administrative, overhead and personnel services provided by and reimbursed to the Advisor for the year ended December 31, 2020 were $3.0 million, of which $0.4 million related to administrative and overhead expenses and $2.6 million were for salaries, wages, and benefits. The 2019 bonus reimbursement received from the Advisor discussed below was not included in the assessment of whether reimbursement expense limits were met for the year ended December 31, 2020. Total reimbursement expenses for administrative, overhead and personnel services provided by and reimbursed to the Advisor for the year ended December 31, 2019 were $3.0 million, of which $0.4 million related to administrative and overhead expenses and $2.6 million were for salaries, wages, and benefits.
The amounts shown above reflect that the Company met the limit for the administrative and overhead expenses and salaries, wages, and benefits described above for each of the periods covered. The reimbursable expenses incurred by the Advisor during the year ended December 31, 2020 and 2019 that were subject to the limits as described above exceeded the limits by $1.1 million and $0.9 million, respectively. These amounts in excess of the limits were not reimbursed to the Advisor and therefore were not incurred as expenses by the Company.
As part of the reimbursement with respect to the salaries, wages, and benefits of all employees of the Advisor or its affiliates, the Company reimbursed approximately $0.9 million in 2019 to the Advisor or its affiliates for bonuses of employees of the Advisor or its affiliates who provided administrative services during the year, prorated for the time spent working on matters relating to the Company. The Company does not reimburse the Advisor or its affiliates for any bonus amounts relating to time dedicated to the Company by Edward M. Weil, Jr., the Company’s chief executive officer. The Advisor formally awarded 2019 bonuses to employees of the Advisor or its affiliates in September 2020 (the “2019 Bonus Awards”). The original $0.9 million estimate for bonuses recorded and paid to the Advisor in 2019 exceeded the cash portion of the 2019 Bonus Awards that were to be paid to employees of the Advisor or its affiliates by $0.4 million and that were to be reimbursed by the Company. As a result, during the year ended December 31, 2020, the Company recorded a receivable from the Advisor of $0.4 million in prepaid expenses and other assets on the consolidated balance sheet and a corresponding reduction in general and administrative expenses. Pursuant to authorization by the Company’s independent directors, the $0.4 million receivable was payable to the Company over a 10-month period from November 2020 to August 2021, later extended to January 2021 through October 2021. The first two payments were made in January and February 2021.
Termination Payments
The Advisory Agreement requires the Company to pay a termination fee to the Advisor if the Advisory Agreement is terminated prior to the expiration of the initial term in certain limited scenarios. The termination fee will be payable to the Advisor if either the Company or the Advisor exercises the right to terminate the Advisory Agreement in connection with the consummation of the first change of control (as defined in the

Advisory Agreement). The termination fee is equal to $15.0 million plus an amount equal to the product of: (i) three (if the termination was effective on or prior to June 30, 2020) or four (if the termination is effective after June 30, 2020), multiplied by (ii) applicable Subject Fees. The “Subject Fees” are equal to: (i) the product of  (a) 12, multiplied by (b) the actual base management fee for the month immediately prior to the month in which the Advisory Agreement is terminated, plus (ii) the product of  (x) four multiplied by (y) the actual variable management fee for the quarter immediately prior to the quarter in which the Advisory Agreement is terminated, plus (iii) without duplication, the annual increase in the base management fee resulting from the cumulative net proceeds of any equity issued by the Company and its subsidiaries in respect of the fiscal quarter immediately prior to the fiscal quarter in which the Advisory Agreement is terminated.
In connection with the termination or expiration of the Advisory Agreement, the Advisor will be entitled to receive (in addition to any termination fee) all amounts then accrued and owing to the Advisor, including an amount equal to then-present fair market value of its shares of Common Stock and interest in the OP.
Multi-Year Outperformance Award
On August 18, 2020, the date of the Listing, the Company, the Company, the OP and the Advisor entered into the 2020 OPP pursuant to which a performance-based equity award was granted to the Advisor.
Initially, the award under the 2020 OPP was in the form of a single “Master LTIP Unit.” On September 30, 2020, the 30th trading day following August 18, 2020, in accordance with its terms, the Master LTIP Unit automatically converted into 4,012,841 LTIP Units, equal to the quotient of $50.0 million divided by $12.46, which represented the average closing price of one share of Class A Common Stock over the ten consecutive trading days immediately prior to September 30, 2020. This number of LTIP Units represents the maximum number of LTIP Units that may be earned by the Advisor during a performance period ending on the earliest of (i) August 18, 2023, (ii) the effective date of any Change of Control (as defined in the 2020 OPP) and (iii) the effective date of any termination of the Advisor’s service as advisor of the Company.
Half of the LTIP Units (the “Absolute TSR LTIP Units”) are eligible to be earned as of the last day of the performance period if the Company achieves total stockholder return (“TSR”) measured on an absolute basis for the performance period as follows:
Performance Level	Absolute TSR	Percentage of LTIP Units Earned
Below Threshold	Less than 12%	0%
Threshold	12%	25%
Target	18%	50%
Maximum	24 % or higher	100%
If the Company’s absolute TSR is more than 12% but less than 18%, or more than 18% but less than 24%, the percentage of the Absolute TSR LTIP Units earned is determined using linear interpolation as between those tiers, respectively.
The other half of the LTIP Units (the “Relative TSR LTIP Units”) are eligible to be earned as of the last day of the performance period if the amount, expressed in terms of basis points, whether positive or negative, by which the Company’s absolute TSR for the performance period exceeds the average TSR for the performance period of a peer group consisting of Empire State Realty Trust, Inc., Franklin Street Properties Corp., Paramount Group, Inc. and Clipper Realty Inc. as follows:
Performance Level	Relative TSR Excess	Percentage of LTIP Units Earned
Below Threshold	Less than -600 basis points	0%
Threshold	-600 basis points	25%
Target	0 basis points	50%
Maximum	+600 basis points	100%

If the relative TSR excess is between -600 bps and zero bps, or between zero bps and +600 bps, the percentage of the Relative TSR LTIP Units earned is determined using linear interpolation as between those tiers, respectively.
Until an LTIP Unit is earned, the holder of the LTIP Unit is entitled to distributions on the LTIP Unit equal to 10% of the distributions made per Class A Unit (other than distribution of sale proceeds). Distributions on Class A Units equal dividends paid on Class A Common Stock. Distributions paid with respect to an LTIP Unit are not subject to forfeiture, even if the LTIP Unit is ultimately forfeited. For the year ended December 31, 2020, the Company paid $20,000 of distributions to the holders of LTIP Units. After an LTIP Unit is earned, the holder will be entitled to a priority catch-up distribution per earned LTIP Unit equal to the aggregate distributions paid on a Class A Unit during the performance period, less the aggregate distributions paid on the LTIP Unit during the performance period. As of the last day of the performance period, the earned LTIP Units will become entitled to receive the same distributions as are paid on Class A Units. At the time the Advisor’s capital account with respect to an LTIP Unit that is earned and vested is economically equivalent to the average capital account balance of a Class A Unit, the Advisor, as the holder of the LTIP Unit in its sole discretion, will, in accordance with the A&R OP Agreement, be entitled to convert the LTIP Unit into a Class A Unit, which may, in turn, be redeemed on a one-for-one basis for, at the Company’s election, a share of Class A Common Stock or the cash equivalent thereof.
If the last day of the performance period is the effective date of a Change of Control or a termination of the Advisor without Cause (as defined in the Advisory Agreement), then the number of LTIP Units earned will be calculated based on actual performance as of (and including) the effective date of the Change of Control or termination (as applicable), with the hurdles for calculating absolute TSR pro-rated to the extent that the performance period lasted less than three years but without pro-rating the number of Absolute TSR LTIP Units or Relative TSR LTIP Units the Advisor would be eligible to earn to reflect the shortened period.
If the last day of the performance period is the effective date of a termination of the Advisor with Cause, then the number of LTIP Units earned will also be calculated based on actual performance as of (and including) the effective date of the termination based on the performance through the last trading day prior to the effective date of the termination, with the hurdles for calculating absolute TSR pro-rated to the extent that the performance period lasted less than three years and with the number of Absolute TSR LTIP Units or Relative TSR LTIP Units the Advisor would be eligible to earn also pro-rated to reflect the shortened period.
The award of LTIP Units under the 2020 OPP is administered by the compensation committee, provided that any of the compensation committee’s powers can be exercised instead by the Company’s board of directors if the board of directors so elects. Following the last day of the performance period, the compensation committee is responsible for determining the number of Absolute TSR LTIP Units and Relative TSR LTIP Units earned, as calculated by an independent consultant engaged by the compensation committee and as approved by the compensation committee in its reasonable and good faith discretion. The compensation committee also must approve the transfer of any Absolute TSR LTIP Units and Relative TSR LTIP Units (or Class A Units into which they may be converted in accordance with the terms of the A&R OP Agreement).
LTIP Units earned as of the last day of the performance period will also become vested as of the last day of the performance period. Any LTIP Units that are not earned and vested after the compensation committee makes the required determination will automatically and without notice be forfeited without the payment of any consideration by the Company or the OP, effective as of the last day of the performance period.
Listing Note
On August 18, 2020, effective at the Listing, the OP entered into a listing note agreement (the “Listing Note”) with the New York City Special Limited Partnership, LLC (the “Special Limited Partner”), a subsidiary of AR Global which is also the special limited partner of the OP. The Listing Note was required in connection with the Listing pursuant to the limited partnership agreement to the OP in effect prior to the Listing and is evidence of the Special Limited Partner’s right to receive incentive listing distributions from the OP with respect to its special limited partner interest in the OP. Under the Listing Note, the aggregate amount of these distributions is equal to:
•
15.0% of the difference (to the extent the result is a positive number) between (i)(A) the average closing price of the shares of Class A common stock over the Measurement Period (as defined below) multiplied by the number of shares of common stock issued and outstanding as of the Listing, plus (B) the sum of all distributions or dividends (from any source) paid by the Company to the holders of its common stock prior to the Listing, and (ii)(X) the aggregate purchase price (without deduction for organization and offering expenses or any other underwriting discount, commissions or offering expenses) in the initial public offering of the Company’s common stock, plus (Y) the total amount of cash that, if distributed to the stockholders who purchased shares of the Company’s common stock in the initial public offering, would have provided those stockholders with a 6% cumulative, non-compounded, pre-tax annual return on the aggregate purchase price of shares sold in the initial public offering through the Listing, minus

•
any distributions of net sales proceeds made to the Special Limited Partner prior to the end of the Measurement Period.

The “Measurement Period” will be the period of 30 consecutive trading days beginning on the 180th day after all of the shares of Class B Common Stock have fully converted into shares of Class A Common Stock and are eligible for trading on the NYSE, which will occur no later than August 13, 2021.
The Special Limited Partner has the right to receive distributions determined by us to be net sales proceeds until the Listing Note is paid in full. The Special Limited Partner may, at any time after the amount of distributions payable pursuant to the Listing Note is determined, exchange its entire special limited partnership interest in the OP for Class A Units that have a value equal to the amount of distributions the Special Limited Partner would have been entitled to receive. These Class A Units may then be redeemed by the Special Limited Partner on a one-for-one basis for, at the Company’s election, shares of Class A Common Stock or the cash equivalent thereof.
Property Manager
Pursuant to our property management and leasing agreement with the Property Manager, we pay the Property Manager a property management fee for all our properties (except any of our properties that are or become subject to a separate property management agreement with the Property Manager) equal to: (i) for non-hotel properties, 3.25% of gross revenues from the properties managed, plus market-based leasing commissions; and (ii) for hotel properties, a market-based fee based on a percentage of gross revenues. Pursuant to the property management and leasing agreement, we also reimburse the Property Manager for property-level expenses. These reimbursements are not limited in amount and may include reasonable salaries, bonuses and benefits of individuals employed by the Property Manager, except for the salaries, bonuses and benefits of individuals who also serve as one of our executive officers or as an executive officer of the Property Manager or any of its affiliates. The Property Manager may subcontract the performance of its property management and leasing services duties to third parties and pay all or a portion of its property management fee to the third parties with whom it contracts for these services. The term of this property management agreement is coterminous with the term of the Advisory Agreement.
For two of our properties, we have entered into a separate property management and leasing agreement on substantive terms that are substantially identical to the terms of our other property management and leasing agreement with the Property Manager, except that this property management and leasing agreement has an initial term of one year that has been automatically extended for an unlimited number of successive one-year terms at the end of each year unless any party gives sixty (60) days’ written notice to the other parties of its intention to terminate.
During the years ended December 31, 2020 and 2019, we paid property management fees of  $1.6 million and $1.3 million, respectively. During the years ended December 31, 2020 and 2019, we did not pay any market-based leasing commissions and did not reimburse the Property Manager for property-level expenses.

Indemnification Obligations
Subject to conditions and exceptions, the Company has agreed to indemnify the Advisor and its affiliates, including their respective officers, directors, partners and employees, from and against all losses, claims, damages, or losses and related expenses (including reasonable attorneys’ fees) arising in the performance of their duties under the Advisory Agreement.
We have entered into indemnification agreements with the Advisor and certain of its affiliates, each of our directors and officers, and certain former directors and officers, providing that we will indemnify them to the extent permitted by Maryland law and our charter and advance expenses to them in connection with claims or liability they may become subject to due to their service to us consistent with the provisions of our charter and Maryland law.
We have not paid the Advisor or any of its affiliates for any amounts pursuant to these obligations through the date of this Proxy Statement.
Certain Conflict Resolution Procedures
Every transaction that we enter into with the Advisor or its affiliates is subject to an inherent conflict of interest. Our Board of Directors may encounter conflicts of interest in enforcing our rights against any of these entities in the event of a default by or disagreement with or in invoking powers, rights or options pursuant to any agreement between us and the Advisor or any of its affiliates.
Prior to the Listing, we had a conflicts committee responsible for reviewing and evaluating all related party transactions, including all transactions in which we, on the one hand, and the Advisor, AR Global or any of their affiliates, on the other hand, are involved. Effective at the Listing, our conflicts committee dissolved, and our nominating and corporate governance committee was established and became responsible for reviewing and evaluating all related party transactions. All related party transactions during the year ended December 31, 2019 and during the period from January 1, 2020 through the date of this Proxy Statement were approved in accordance with the applicable Company policies consistent with the conflicts committee charter or nominating and corporate governance committee charter, as applicable. Either our conflicts committee, nominating corporate governance or our independent directors acting as a group or as a special committee, has determined that each related party transaction was in the best interests of the Company. See “Board of Directors, Executive Officers and Corporate Governance — Nominating and Corporate Governance Committee.”
In addition, the Advisory Agreement limits our ability to enter into transactions with the Advisor and its affiliates as follows:
•
If we propose to enter into any transaction in which the Advisor, any affiliate of the Advisor or any of the Advisor’s directors or officers has a direct or indirect interest, then the transaction must be approved by a majority of our directors not otherwise interested in the transaction, including a majority of our independent directors.

•
We may not make loans to the Advisor or any of its affiliates except mortgages or loans to wholly owned subsidiaries of ours. The Advisor and its affiliates may not make loans to us, or to any joint venture or partnership or other similar arrangements in which we are a co-venturer, limited liability company member, limited partner or general partner, which are established to acquire or hold our investments, unless approved by a majority of our directors (including a majority of our independent directors) not otherwise interested in the transaction as fair, competitive, and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

•
We may enter into joint ventures or other similar arrangements with the Advisor or its affiliates provided that (a) a majority of our directors (including a majority of our independent directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to us, and (b) the investment by us is on substantially the same terms as those received by other joint venturers.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors has furnished the following report on its activities during the year ended December 31, 2019. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of New York City REIT, Inc.:
We have reviewed and discussed with management New York City REIT Inc.’s audited financial statements as of and for the year ended December 31, 2020.
We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in New York City REIT Inc.’s Annual Report on Form 10-K for the year ended December 31, 2020.
Audit Committee
Lee M. Elman (Chair)
Elizabeth K. Tuppeny
Abby M. Wenzel

PROPOSAL NO. 1  —  ELECTION OF DIRECTOR
Our Board of Directors is currently comprised of four members, three of whom are independent directors. Our bylaws provide that the number of directors may not be less than one, which is the minimum number required by the MGCL, or more than 15. The Board of Directors is divided into three classes of directors. Each director serves for a term of three years, until the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. At the Annual Meeting, one Class I director will be elected to serve until the 2024 Annual Meeting and until her successor is duly elected and qualifies. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors.
The Board of Directors has nominated Abby M. Wenzel as a nominee for election as a Class I director at the Annual Meeting, to serve until our 2024 Annual Meeting and until her successor is duly elected and qualifies. Ms. Wenzel currently serve as a Class I director of the Company.
The proxy holder named on the proxy card intends to vote “FOR” the election of Ms. Wenzel as Class I director. The election of Ms. Wenzel requires the affirmative vote of a plurality of all the votes cast at the Annual Meeting, provided that a quorum is present. Abstentions and broker non-votes, if any are applicable, will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
We know of no reason why Ms. Wenzel will be unable to serve if elected. If, at the time of the Annual Meeting, Wenzel should become unable to serve, shares represented by proxies will be voted “FOR” any substitute nominee designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF ABBY M. WENZEL AS CLASS I DIRECTOR, TO SERVE, UNTIL THE COMPANY’S 2024 ANNUAL MEETING AND UNTIL HER SUCCESSOR IS DULY ELECTED AND QUALIFIES.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of the Board of Directors has selected and appointed PwC as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2021.
Although ratification by stockholders is not required by law or by our charter or bylaws, our audit committee believes that submission of its selection to stockholders is a matter of good corporate governance. PwC reports directly to our audit committee. Even if the appointment is ratified, our audit committee, in its discretion, may select a different independent registered public accounting firm at any time if our audit committee believes that such a change would be in the best interests of the Company. If our stockholders do not ratify the appointment of PwC, our audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.
A representative of PwC will attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
KPMG LLP (“KPMG”) audited our consolidated financial statements every year since the year ended December 31, 2014 through the year ended December 31, 2018. No representative of KPMG is expected to attend the Annual Meeting.
On March 14, 2019, our audit committee dismissed KPMG and approved the engagement of PwC as its new independent registered public accounting firm for the fiscal year ending December 31, 2019. Both the dismissal and the engagement were effective immediately upon the filing of our Annual Report on Form 10-K for the year ending December 31, 2018 with the SEC, which occurred on March 15, 2019.
KPMG’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2018 and 2017 and the period from January 1, 2019 through March 14, 2019: (i) there were no disagreements between us and KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in its report on our consolidated financial statements; and (ii) there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).
Prior to engaging PwC, during the fiscal years ended December 31, 2018 and 2017 and the period from January 1, 2019 through March 14, 2019, neither we nor anyone acting on our behalf had consulted PwC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor did PwC provide a written report or oral advice to us that PwC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).
Fees
No fees for review and audit services rendered by PwC were incurred prior to their engagement for these services in March 2019. PwC had previously provided certain tax services as described below under “—  Tax Fees.”
Audit Fees
PwC provides professional services relating to audits of our annual consolidated financial statements and internal controls over financial reporting, reviews of our quarterly SEC filings, income tax provision procedures, purchase price accounting procedures and review of proxy and other registration statements, and other audit services related to a statutory audit requirement. Aggregate audit fees billed by PwC for the years ended December 31, 2020 and December 31, 2019 were approximately $1,086,400 and $327,600, respectively. There were no audit fees billed by KPMG for the year ended December 31, 2019.
Audit Related Fees
Audit related fees include audit and other assurance related services relating to individual real estate properties that are required under local tax law. There were no audit related fees billed by PwC for the years ended December 31, 2020 or December 31, 2019. There were no audit related fees billed by KPMG for the year ended December 31, 2019.
Tax Fees
There were no tax compliance fees billed by PwC for the years ended December 31, 2020 or December 31, 2019. There were no tax fees billed by KPMG for the year ended December 31, 2019.
All Other Fees
There were no other fees billed by PwC for the years ended December 31, 2020 or December 31, 2019. There were no other fees billed by KPMG for the year ended December 31, 2019.
Pre-Approval Policies and Procedures
In considering the nature of the services provided by the independent registered public accounting firm, our audit committee determined that such services are compatible with the provision of independent audit services. Our audit committee discussed these services with the independent registered public accounting firm and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by PwC following its engagement as our independent registered public accounting firm or KPMG were pre-approved by the audit committee.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PwC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021.

CODE OF ETHICS
The Board of Directors adopted an Amended and Restated Code of Business Conduct and Ethics effective as of August 18, 2020 (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.
The Code of Ethics is available on the Company’s website at www.newyorkcityreit.com by clicking on “Investor Relations — Governance — Code of Business Conduct and Ethics.” You may also obtain a copy of the Code of Ethics by writing to our secretary at: New York City REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary. Only the Board of Directors or a committee of the Board of Directors with specific delegated authority may grant waivers of this Code of Ethics. Any waivers will be promptly disclosed to the extent required by law. The Code of Ethics may be amended or modified by the Board of Directors, after receiving appropriate recommendation from any relevant committee, as appropriate. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics to our chief executive officer, chief financial officer, chief accounting officer or controller or persons performing similar functions, we will disclose the nature of the amendment or waiver on our website or in a Current Report on Form 8-K.
OTHER MATTERS PRESENTED FOR ACTION AT THE ANNUAL MEETING
Our Board of Directors does not intend to present for consideration at the Annual Meeting or any postponements or adjournments thereof any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, either of the persons named in the proxy, acting individually and without the other, will vote thereon pursuant to his or her discretion.

STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING
Stockholder Proposals in the Proxy Statement
Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. For stockholder proposals within the scope of Rule 14a-8 and submitted in accordance with the procedures specified thereunder, in order for the proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2022 Annual Meeting, the proposal must comply with Rule 14a-8 and be received at our principal executive offices by November 30, 2021. Any proposal received after such date will be considered untimely.
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings
For any proposal that is not submitted for inclusion in our proxy material for our 2022 Annual Meeting but is instead sought to be presented directly at that meeting, the proposal must be submitted in accordance with the procedures set forth in our bylaws. Under our bylaws, for a director nomination or other stockholder proposal to be properly submitted for presentation at our 2022 Annual Meeting, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on October 31, 2021 and ending at 5:00 p.m. Eastern Time, on November 30, 2021. Additionally, a stockholder proposal must contain certain information specified in our bylaws.
All nominations must also comply with our bylaws. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: New York City REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, NY 10019, Attention: Secretary (telephone: (212) 415-6500).
By Order of the Board of Directors,
/s/ Edward M. Weil, Jr.

Edward M. Weil, Jr.
Executive Chairman, Chief Executive Officer, President and Secretary

NEW YORK CITY REIT, INC. 650 FIFTH AVENUE, 30TH FLOOR NEW YORK, NY 10019 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting — Go to www.proxyvote.com/NYC or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting — Go to www.virtualshareholdermeeting.com/NYC2021 You may attend the meeting in person via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D39988-P50793 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY Date Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof. 1a. Abby M. Wenzel 2.Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. For Against Abstain The Board of Directors recommends you vote FOR the following proposals: 1. Election of Director Nominee for Class I Director: NEW YORK CITY REIT, INC.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, the Notice of Annual Meeting and the Company’s Form 10-K are available at www.proxyvote.com/NYC. D39989-P50793 New York City REIT, Inc. Annual Meeting of Stockholders May 11, 2021 2:00 PM This proxy is solicited by the Board of Directors The undersigned stockholder of New York City REIT, Inc., a Maryland corporation (the “Company”), hereby appoints Edward M. Weil, Jr. and Christopher J. Masterson, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held via a live webcast           at www.virtualshareholdermeeting.com/NYC2021 on May 11, 2021, commencing at 2:00 PM, Eastern Time, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Annual Meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in his or her discretion on such matters as may properly come before the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement, which are hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If this proxy is executed but no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast “FOR” Proposals 1 and 2, as more particularly described in the accompanying Proxy Statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting to another time or place for the purpose of soliciting additional proxies, that may properly come before the Annual Meeting or any adjournment or postponement thereof. At the present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting. Continued and to be signed on reverse side